VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Separate Account SL ("Depositor") (File No. 811-04909)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account SL, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual reports for the underlying funds have been transmitted to policy owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Century Variable Portfolios II Inc.	811-10155
American Century Variable Portfolios Inc.	811-05188
Calvert Variable Products, Inc.	811-04000
Calvert Variable Series, Inc.	811-03591
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Socially Responsible Growth Fund, Inc.	811-07044
BNY Melon Stock Index Fund Inc.	811-05719
BNY Mellon Variable Investment Fund	811-05125
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
JPMorgan Insurance Trust	811-07874
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651
Wanger Advisors Trust	811-08748

If you have any questions regarding this filing, please contact me at (515) 471-8159.

Sincerely,

/s/ Darlene K. Chandler

Darlene K. Chandler
Vice President and Associate General Counsel